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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                           Date of Report: May 6, 2003



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

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
British Columbia, Canada             000-17082                      N/A
------------------------      ------------------------       -------------------
   (Jurisdiction of           (Commission File Number)         (IRS Employer
    Incorporation)                                           Identification No.)
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                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
    -------------------------------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)
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ITEM 5.     OTHER EVENTS

            On May 6, 2003, QLT Inc. announced that new data presented at the Association for Research in Vision and Ophthalmology annual meeting suggest that Visudyne therapy reduces the risk of vision loss in "wet" age-related macular degeneration (AMD) patients with minimally classic lesions, a form of wet AMD previously considered untreatable. Additional data to support the role of Visudyne in patients with predominantly classic AMD demonstrate that visual outcomes continue to remain stable five years after initiating therapy, providing further evidence of the safety and long-term efficacy of Visudyne.

ITEM 7.     EXHIBITS

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
Exhibit
Number      Description
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
99.1        Press release dated May 6, 2003
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.

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
                                                          QLT Inc.
                                           -------------------------------------
                                                        (Registrant)






Date          May 6, 2003                       /s/  Paul J. Hastings
     ------------------------------        -------------------------------------
                                                          (Signature)
                                           President and Chief Executive Officer
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